UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 19, 2006

ARTISTdirect, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30063	95-4760230
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

1601 Cloverfield Boulevard, Suite 400 South
Santa Monica, California	90404-4082
(Address of Principal Executive Offices)	(Zip Code)

(310) 956-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

2006 Equity Incentive Plan

The ARTISTdirect, Inc. 2006 Equity Incentive Plan, referred to as the 2006 Equity Plan, became effective on June 19, 2006, the effective date of stockholder approval of such plan. The Board of Directors of ARTISTdirect, Inc., a Delaware corporation (the “Registrant”), had approved the 2006 Equity Plan in April 2006. The Registrant’s stockholders approved the 2006 Equity Plan at the Annual Meeting of Stockholders held June 19, 2006 (the “Annual Meeting”).

A total of 1,500,000 new shares of the Registrant’s common stock have initially been reserved for issuance under the 2006 Equity Plan.

Awards under the 2006 Equity Plan may be granted to any of the Registrant’s employees, directors, officers, consultants or those of the Registrant’s affiliates. Awards may consist of stock options (both incentive stock options and non-statutory stock options), stock awards, stock appreciation rights and cash awards. An incentive stock option may be granted under the 2006 Equity Plan only to a person who, at the time of the grant, is an employee of the Registrant or a parent or subsidiary of the Registrant.

The 2006 Equity Plan will be administered by the Registrant’s Compensation Committee, which the Board of Directors appointed to be the “Administrator” of the plan, with full power to authorize the issuance of shares of the Registrant’s common stock and to grant options or rights to purchase shares of the Registrant’s common stock. The Administrator has the power to determine the terms of the awards, including the exercise price, the number of shares subject to each award, the exercisability of the awards and the form of consideration payable upon exercise. The Compensation Committee may delegate the day-to-day administration of the 2006 Equity Plan to one or more individuals.

The 2006 Equity Plan provides that in the event of a merger of the Registrant with or into another corporation or of a “change in control” of the Registrant, including the sale of all or substantially all of the Registrant’s assets, and certain other events, the Board of Directors or the Compensation Committee may, in its discretion, provide for the assumption or substitution of, or adjustment to, each outstanding award, accelerate the vesting of options and stock appreciation rights, and terminate any restrictions on stock awards or cash awards or provide for the cancellation of awards in exchange for a cash payment to the participant.

The 2006 Equity Plan will terminate on June 19, 2016, unless terminated earlier by the Board of Directors or the Compensation Committee. No awards may be made after the termination date; however, unless otherwise expressly provided in an applicable award agreement, any award granted under the plan prior to the expiration may extend beyond the end of such period through the award’s normal expiration date.

The Board of Directors or the Compensation Committee may generally amend or terminate the 2006 Equity Plan as determined to be advisable. The Internal Revenue Code or the rules of the Securities and Exchange Commission may also require the Registrant’s stockholders to approve certain amendments. The Board of Directors or the Compensation Committee may amend the 2006 Equity Plan without stockholder approval to comply with legal, regulatory and listing requirements and to avoid unanticipated consequences determined to be inconsistent with the purpose of the plan or any award agreement.

A complete copy of the 2006 Equity Plan can be found in the Registrant’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 8, 2006.

Amendment to Employment Agreement with Jonathan V. Diamond

On June 19, 2006, the Registrant entered into an Acknowledgement and Amendment No. 2 (the “Diamond Agreement Amendment”) to the Employment Agreement (“Diamond Employment Agreement”) between the Registrant and Jonathan V. Diamond, President of the Registrant. The Diamond Agreement Amendment revised Section 2 of the Diamond Employment Agreement by changing the date after which Mr. Diamond may no longer act as an officer of any other public company from July 1, 2006 to August 31, 2006. There will be no further extensions of this period beyond August 31, 2006. All other provisions of the Diamond Employment Agreement were unchanged. The Diamond Agreement Amendment is included with this Current Report as Exhibit 10.1.

Amendment to Employment Agreement with Robert N. Weingarten

On June 19, 2006, the Registrant entered into an Acknowledgement and Amendment No. 2 (the “Weingarten Agreement Amendment”) to the Employment Agreement (“Weingarten Employment Agreement”) between the Registrant and Robert N. Weingarten, Chief Financial Officer of the Registrant. The Weingarten Agreement Amendment revised Section 2 of the Weingarten Employment Agreement by changing the date after which Mr. Weingarten may no longer act as an officer of any other public company from July 1, 2006 to August 31, 2006. There will be no further extensions of this period beyond August 31, 2006. All other provisions of the Weingarten Employment Agreement were unchanged. The Weingarten Agreement Amendment is included with this Current Report as Exhibit 10.2.

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

At the Annual Meeting, the Registrant’s stockholders approved an amendment and restatement of its Certificate of Incorporation as follows:

Article IV:   An amendment and restatement of Article IV to eliminate five million shares of the Registrant’s authorized preferred stock.

Article VI:   An amendment and restatement of Article VI to re-classify the Registrant’s directors and to designate them as either Class I, Class II or Class III.

Article IX:   An amendment and restatement of Article IX to eliminate the provision requiring the affirmative vote of sixty six and two-thirds percent (66.6%) of all shares entitled to vote in order to amend Articles IV (Authorized Number of Shares), V (Bylaws), VI (Directors), VII (Shareholder Voting), VIII (Indemnification) and IX (Amendment) of the Registrant’s Certificate of Incorporation. Any future amendments will require the affirmative vote of a majority of all shares entitled to vote, as is required under the Delaware General Corporate Law.

A complete copy of the Registrant’s Amended and Restated Certificate of Incorporation is included with this Current Report as Exhibit 3.1.

Item 5.05.         Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On June 19, 2006, the Registrant’s Board of Directors approved an amendment to the Code of Business Conduct and Ethics (the “Code”) in order to comply with the provision of Item 406 of Regulation S-B of the Securities Exchange Act of 1934, as amended. The Code applies to every director, officer (including the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer) and employee of the Registrant.

A complete copy of the Code is included with this Current Report as Exhibit 14.1.

Item 9.01.         Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Title

3.1	Amended and Restated Certificate of Incorporation.
10.1	Acknowledgement and Amendment No. 2 to Employment Agreement dated June 19, 2006 by and between the Registrant and Jonathan V. Diamond.
10.2	Acknowledgement and Amendment No. 2 to Employment Agreement dated June 19, 2006 by and between the Registrant and Robert N. Weingarten.
14.1	Code of Business Conduct and Ethics.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTISTdirect, Inc.
(Registrant)

Date: June 22, 2006	By:	/s/ ROBERT N. WEINGARTEN

	Name:	Robert N. Weingarten
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

3.1	Amended and Restated Certificate of Incorporation.
10.1	Acknowledgement and Amendment No. 2 to Employment Agreement dated June 19, 2006 by and between the Registrant and Jonathan V. Diamond.
10.2	Acknowledgement and Amendment No. 2 to Employment Agreement dated June 19, 2006 by and between the Registrant and Robert N. Weingarten.
14.1	Code of Business Conduct and Ethics.